Q2 2015 Earnings Release
Published July 27, 2015 (Earnings Conference Call July 28, 2015)
Lawrence Dewey, Chairman, President & Chief Executive Officer
David Graziosi, Executive Vice President & Chief Financial Officer
Exhibit 99.2

Safe Harbor Statement
The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private
Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements.
You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase
adoption
of
fully-automatic
transmissions;
risks
related
to
our
substantial
indebtedness;
the
concentration
of
our
net
sales
in
our top five customers and the loss of any one of these; future reductions or changes in government subsidies and other external factors impacting demand for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations;
and
labor
strikes,
work
stoppages
or
similar
labor
disputes,
which
could
significantly
disrupt
our
operations
or
those
of
our
principal
customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison Transmission cautions you not to place
undue
weight
on
certain
forward-looking
statements
pertaining
to
potential
growth
opportunities,
long-term
financial
goals
or
the
value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison
Transmission’s Annual Report on Form 10-K for the year ended December 31, 2014.

Non-GAAP Financial Information
We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted
EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income, interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted
EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses.
Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-
recurring items.
We
use
Adjusted
net
income
to
measure
our
overall
profitability
because
it
better
reflects
our
cash
flow
generation
by
capturing
the
actual
cash
interest
paid
and
cash
taxes
paid
rather
than
our
interest
expense
and
tax
expense
as
calculated
under
GAAP
and
excludes
the
impact
of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition Transaction. We use
Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability.
We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted
EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative
to
net
income,
determined
in
accordance
with
GAAP,
as
an
indicator
of
operating
performance,
or
as
an
alternative
to
net
cash
provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

4 Call Agenda Q2 2015 Performance Full Year 2015 Guidance Update

Q2 2015 Performance Summary
($ in millions)
Q2 2015
Q2 2014
% Variance
Net Sales
$511
$536
-4.7%
Gross
Margin %
46.2%
44.5%
+170 bps
Adjusted Net Income
(1)
$98
$117
-16.0%
Adjusted
Free
Cash
Flow
(1)
$140
$135
4.2%
Commentary
Net
Sales:
the
decrease
was
principally
driven
by
lower
demand
in
the
global
Off-Highway
and
Defense
end
markets
partially offset by the continued recovery in the North America On-Highway end market, higher demand in the Outside On-
Highway North America end market and price increases on certain products.
Gross Margin: the increase was principally driven by price increases on certain products and favorable material costs.
Adjusted Net Income: the decrease was principally driven by $25 million of premiums and expenses on the tender offer and redemption
of long-term debt partially offset by decreased cash interest expense.
Adjusted Free Cash Flow: the increase was principally driven by increased net cash provided by operating activities partially
offset
by
increased
capital
expenditures
and
decreased
excess
tax
benefit
from
stock-based
compensation.
(1)
See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q2 2015 Sales Performance
($ in millions)
End
Markets
Q2 2015
Q2 2014
% Variance
Commentary
North
America
On-Hwy
$277
$243
14%
Principally driven by higher demand for Rugged Duty Series and
Highway Series models
North America Hybrid-
Propulsion
Systems for
Transit
Bus
$20
$28
(29%)
Principally driven by lower demand due to engine emissions
improvements and non-hybrid alternatives that generally require a fully-automatic transmission (e.g. xNG)
North
America Off-Hwy
$10
$23
(57%)
Principally driven by lower demand from hydraulic fracturing applications
Defense
$29
$49
(41%)
Principally driven by the recognition
of previously deferred tracked
transmissions revenue in 2014 totaling $16 million and reductions in U.S. defense spending to longer term averages experienced during periods without active conflicts
Outside North America
On-Hwy
$73
$62
18%
Principally driven by higher demand in Europe, Japan and India
Outside
North America
Off-Hwy
$8
$24
(67%)
Principally driven by lower demand in the energy and mining
sectors
Service
Parts, Support
Equipment & Other
$94
$107
(12%)
Principally driven by lower
demand for North America service parts
Total
$511
$536
(5%)

Q2 2015 Financial Performance
($ in millions,
except share data)
Q2 2015
Q2
2014
$ Var
% Var
Commentary
Net
Sales
$511.0
$536.1
($25.1)
(4.7%)
Decrease
was principally driven by lower demand in the global
Off-Highway and Defense end markets partially offset by the
continued recovery in the North America On-Highway end
market, higher demand in the Outside North America On-
Highway end market and price increases on certain products
Cost of Sales
$274.7
$297.6
$22.9
7.7%
Gross Profit
$236.3
$238.5
($2.2)
(0.9%)
Decrease
principally
driven by decreased sales volume partially
offset by price increases on certain products, favorable material costs and lower incentive compensation expense
Operating Expenses
Selling, General and Administrative Expenses
$75.6
$85.1
$9.5
11.2%
Decrease
principally
driven
by
favorable
product
warranty
adjustments,
lower
incentive
and
stock
based
compensation,
and
reduced global commercial spending activities
Engineering –
Research and Development
$23.2
$21.2
($2.0)
(9.4%)
Increase principally driven by increased product initiatives spending partially offset by lower incentive compensation
Total Operating
Expenses
$98.8
$106.3
$7.5
7.1%
Operating Income
$137.5
$132.2
$5.3
4.0%
Interest Expense, net
($23.1)
($36.6)
$13.5
36.9%
Decrease
principally
driven
by
the
expiration
of
certain
LIBOR
swaps and debt repayments and refinancing
Premiums and expenses
on tender offer and
redemption of long-term debt
($25.1)
$0.0
($25.1)
N/A
Refinanced 7.125% Senior Notes with additional Term B-3 Loan borrowing
Other Expense, net
($2.2)
($0.9)
($1.3)
(144.4%)
Income Before Income Taxes
$87.1
$94.7
($7.6)
(8.0%)
Income Tax Expense
($32.7)
($37.5)
$4.8
12.8%
Change
in
effective
tax
rate
principally
driven
by
the
change
in
discrete activity
Net
Income
$54.4
$57.2
($2.8)
(4.9%)
Diluted Earnings Per Share
$0.30
$0.31
($0.01)
(3.2%)
Q2
2015:
179.6M
shares;
Q2
2014:
181.6M
shares
(1)
See Appendix for a reconciliation from Net Income.
$98.0
$116.6
($18.6)
(16.0%)
$185.5
$186.1
($0.6)
(0.3%)
Adjusted EBITDA
(1)
Adjusted
Net
Income
(1)

Q2 2015 Cash Flow Performance
(1)
See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2)
Operating Working Capital = A/R + Inventory –
A/P.
($ in millions)
Q2 2015
Q2 2014
$ Variance
%
Variance
Commentary
Net Cash Provided by
Operating
Activities
$154
$143
$11
7.1%
Principally driven by price increases on
certain products, favorable material costs,
lower product warranty expense, lower
incentive compensation expense and
decreased global commercial spending
activities partially offset
by decreased net
sales, increased product initiatives
spending,
and
lower
accounts
payable
commensurate with decreased net sales
CapEx
$14
$12
$2
17.2%
Principally driven by timing of 2015
productivity and replacement programs
spending
Adjusted Free Cash
Flow
(1)
$140
$135
$5
4.2%
Principally driven by increased net cash
provided by operating activities partially
offset by increased capital expenditures
and decreased excess tax benefit from
stock-based compensation
($ in millions)
Q2 2015
Q2 2014
$ Variance
%
Variance
Commentary
Operating Working
Capital
(2)
Percentage
of LTM Sales
11.4%
11.2%
N/A
20 bps
In
line with prior period
Cash Paid for Interest
$35
$39
($4)
(10.5%)
Principally driven by expiration of certain
LIBOR swaps, and debt repayments and
refinancing
Cash Paid for Income
Taxes
$1
$1
$0
40%
In line with prior period

Full Year 2015 Guidance Update
Guidance
Commentary
Net Sales Change from 2014
(6) to (8)
percent
Guidance reflects the elevated level of uncertainty and a
dearth of near-term
visibility in the global Off-Highway and
Service Parts, Support Equipment & Other end markets
Adjusted EBITDA Margin
34.75 to 35.75
percent
Principally
driven by Net Sales and the execution of several
initiatives to align costs and programs across our business
with challenging end markets demand conditions
Adjusted Free Cash Flow ($ in millions)
$470 to $500
$2.60 to $2.80 per diluted share
CapEx
($ in millions)
Maintenance
New Product Programs
$60 to $65
$0 to $5
Subject to timely completion of development and sourcing
milestones
Cash
Income Taxes ($ in millions)
$10 to $15
U.S.
income tax shield and net operating loss utilization

10 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
$ in millions, Unaudited
Last twelve
months ended
June 30,
2010
2011
2012
2013
2014
2014
2015
2015
Net income
$29.6
$103.0
$514.2
$165.4
$228.6
$57.2
$54.4
$242.1
plus:
Interest expense, net
277.5
217.3
151.2
132.9
138.4
36.6
23.1
126.7
Cash interest expense, net
(239.1)
(208.6)
(167.3)
(159.2)
(140.0)
(39.2)
(35.1)
(125.0)
Income tax expense (benefit)
53.7
47.6
(298.0)
100.7
139.5
37.5
32.7
147.3
Cash income taxes
(2.2)
(5.8)
(10.7)
(3.8)
(5.0)
(1.0)
(1.4)
(5.8)
Fee to terminate services agreement with Sponsors
—
—
16.0
—
—
—
—
—
Technology-related investment expenses
—
—
14.4
5.0
2.0
—
—
2.0
Public offering expenses
—
—
6.1
1.6
1.4
0.8
—
0.3
Impairments
—
—
—
—
15.4
—
—
16.7
Amortization of intangible assets
154.2
151.9
150.0
105.3
98.8
24.7
24.3
98.0
Adjusted net income
$273.7
$305.4
$375.9
$347.9
$479.1
$116.6
$98.0
$502.3
Cash interest expense
239.1
208.6
167.3
159.2
140.0
39.2
35.1
125.0
Cash income taxes
2.2
5.8
10.7
3.8
5.0
1.0
1.4
5.8
Depreciation of property, plant and equipment
99.6
103.8
102.5
98.7
93.8
24.1
22.0
89.8
(Gain)/loss on redemptions and repayments of long-term debt
(3.3)
16.0
22.1
0.8
0.5
—
—
0.7
Dual power inverter module extended coverage
(1.9)
—
9.4
(2.4)
1.0
—
—
(0.8)
UAW Local 933 signing bonus
—
—
8.8
—
—
—
—
—
Benefit plan re-measurement
—
—
2.3
—
—
—
—
—
Unrealized loss (gain) on commodity hedge contracts
0.3
6.5
(1.0)
1.5
(1.0)
(1.2)
0.2
0.1
Unrealized (gain) loss on foreign exchange
(0.2)
0.3
0.1
2.3
5.2
1.7
1.1
2.6
Premiums and expenses on tender offer and redemption of long-term debt
—
56.9
—
—
—
—
25.1
25.1
Restructuring charges
—
—
—
1.0
0.7
0.7
—
—
Reduction of supply contract liability
(3.4)
—
—
—
—
—
—
—
Other, net
10.9
8.6
7.0
13.8
14.7
4.0
2.6
12.1
Adjusted EBITDA
$617.0
$711.9
$705.1
$626.6
$739.0
$186.1
$185.5
$762.7
Adjusted EBITDA excluding technology-related license expenses
$617.0
$711.9
$717.1
$632.6
$745.1
$186.1
$185.5
$765.5

Net Sales
$1,926.3
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$536.1
$511.0
$2,112.3
Adjusted EBITDA margin
32.0%
32.9%
32.9%
32.5%
34.7%
34.7%
36.3%
36.1%
Adjusted EBITDA margin excl technology-related license expenses
32.0%
32.9%
33.5%
32.8%
35.0%
34.7%
36.3%
36.2%
Three months ended
June 30,
For the year ended December 31,
Adjusted Net Income and Adjusted EBITDA reconciliation
(1)
Includes
charges
or
income
related
to
benefit
plan
adjustments,
employee
stock
compensation
expense,
service
fees
paid
to
Allison’s
Sponsors
and
an
adjustment
for
the
settlement
of
litigation
which
originated
with
the
Predecessor
but
was
assumed
by
the
Company
as
part
of
the
Acquisition
Transaction.
(1)

Non-GAAP Reconciliations
(2 of 2)
$ in millions, Unaudited
Last twelve
months ended
June 30,
2010
2011
2012
2013
2014
2014
2015
2015
Net Cash Provided by Operating Activities
$388.9
$469.2
$497.5
$453.5
$556.9
$143.4
$153.6
$548.6
(Deductions) or Additions:
Long-lived assets
(73.8)
(96.9)
(123.9)
(74.4)
(64.1)
(11.6)
(13.6)
(56.3)
Fee to terminate services agreement with Sponsors
—
—
16.0
—
—
—
—
—
Technology-related license expenses
—
—
12.0
6.0
6.1
—
—
2.8
Excess tax benefit from stock-based compensation
—
—
5.3
13.7
24.6
2.8
0.2
24.8
Adjusted Free Cash Flow
$315.1
$372.3
$406.9
$398.8
$523.5
$134.6
$140.2
$519.9
Net Sales
$1,926.3
$2,162.8
$2,141.8
$1,926.8
$2,127.4
$536.1
$511.0
$2,112.3
Adjusted Free Cash Flow (% to Net Sales)
16.4%
17.2%
19.0%
20.7%
24.6%
25.1%
27.4%
24.6%
Three months ended
June 30,
For the year ended December 31,
Adjusted Free Cash Flow reconciliation